AMENDMENT
TO
DEPOSITORY AND CUSTODIAL AGREEMENT

This Amendment to Depository and Custodial Agreement, dated as of December 15, 2008 (the “Amendment”), is between Ameriprise Trust Company (“Custodian”) and Ameriprise Certificate Company (“ACC”) and amends the Depository and Custodial Agreement, dated as of December 31, 2006 (the “Agreement”), between Custodian and ACC.

WITNESSETH:

WHEREAS, Custodian and ACC are parties to the Agreement; and

WHEREAS, Custodian and ACC desire to amend the terms of the Agreement as set forth herein.

NOW, THEREFORE, the parties hereby agree as follows:

(1)	Exhibit A to the Agreement (Ameriprise Certificate Company Annual Fee Schedule) is hereby replaced with the attached Exhibit A, effective as of the date of this Amendment.

(2) Except to the extent amended hereby, the Agreement shall remain in full force and effect.

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Document Number: 305015    Version: 1

IN WITNESS WHEREOF the parties have executed this Amendment as of the date first written above.

AMERIPRISE TRUST COMPANY By: /s/ Amy K. Johnson Name: Amy K. Johnson Title: President

AMERIPRISE CERTIFICATE COMPANY By: /s/ Scott R. Plummer Name: Scott R. Plummer Title: Vice President, General Counsel and Secretary

Document Number: 305015    Version: 1

Document Number: 305015    Version: 1

Exhibit A

[REDACTED]

Document Number: 305015    Version: 1